SHAREHOLDERS' EQUITY (DEFICIENCY)	12 Months Ended
Dec. 31, 2014
SHAREHOLDERS' EQUITY (DEFICIENCY) (Abstract)
SHAREHOLDERS' EQUITY (DEFICIENCY)
NOTE  9:-                 SHAREHOLDERS' EQUITY (DEFICIENCY)

a.
All ordinary shares, options, exercise prices and loss per share amounts have been adjusted retroactively for all periods presented in these financial statements, to reflect the 17-to-one bonus share issuance (equivalent to an 18-for-1 share split) effected on August 26, 2014.

b.	Composition of convertible preferred share capital and ordinary shares capital:

	Authorized		Issued and outstanding
	December 31,		December 31,
	2013	2014	2013	2014
	Number of shares
Preferred shares of NIS 0.01 par value:
Series A preferred shares	11,000	—	10,677	—
Series B preferred shares	100,000	—	63,880	—
Series C-1 preferred shares	200,000	—	67,486	—
Series C-2 preferred shares	40,000	—	19,675	—
Series D-1 preferred shares	100,000	—	84,008	—
Series D-2 preferred shares	69,387	—	69,387	—
Series D-3 preferred shares	10,323	—	10,323	—
Series D-4 preferred shares	1,967	—	1,967	—
Series E preferred shares	—	—	—	—

Total preferred shares	532,677	—	327,403	—

Ordinary shares of NIS 0.01 par value:
Ordinary shares		250,000,000		11,978,554
Ordinary A shares	168,613,056	—	180,000	—
Ordinary B non-voting shares	1,800,000	—	5,688	—

Total ordinary shares	170,413,056	250,000,000	185,688	11,978,554

c.	Initial Public Offering:

In September 2014, the Company completed its IPO in which the Company issued and sold 3,000,000 ordinary shares at a public offering price of $12.00 per share. During the IPO the underwriters received an option to purchase 450,000 ordinary shares of the company at the price of $12.00 for a period of 30 days following the IPO date.

During September 2014, the underwriters exercised their option to purchase additional 450,000 Ordinary shares at the same IPO price per share.

The total net proceeds received from the IPO were $36.3 million after deducting underwriting discounts and commissions of $2.7 million and other offering expenses of $2.5 million.

d.	1. Ordinary shares:

The ordinary shares of the Company confer on the holders thereof voting rights, rights to receive dividends and rights to participate in distribution of assets upon liquidation after any outstanding preferred shares receive their preference amount. The ordinary A shares and ordinary B shares were restated as ordinary shares in accordance with the following:

On August 26, 2014, in a duly convened extraordinary general meeting of the shareholders of the Company, the shareholders (i) duly approved an amendment of the Company's Articles of Association which subsequently entered effect upon the Company's initial public offering, under which the Company's authorized share capital was increased and restated as NIS 2,500,000 divided into 250,000,000 ordinary shares, par value NIS 0.01, and (ii) ratified an updated capitalization table of the Company, which represented each shareholder's holdings in the Company following the aforementioned restatement of the Company's authorized share capital.

2. Convertible preferred shares:

 Following the Company's IPO, as described in Note 9c above, all of the Company's convertible preferred shares were automatically converted into 7,838,640 ordinary shares in a conversion ratio of 1-to-1.

e.	Preferred Share purchase agreements:

The Company entered into a Share Purchase Agreement dated as of September 24, 2013 (the “Series D SPA”) with several existing shareholders and with a new investor, YEC, for the private placement of Series D-1, Series D-2, Series D-3 and Series D-4 convertible preferred shares in connection with the conversion of previously-issued convertible loans. Pursuant to the Series D SPA, the Company issued a total of 84,008 Series D-1 convertible preferred shares for an aggregate purchase price of $9,961 (net of $204 issuance expenses) and a total of 81,677 Series D-2, Series D-3 and Series D-4 convertible preferred shares, converting convertible loans of $9,896 (including financial expenses), including interest. The price per share was $121.00 per Series D-1 convertible preferred share, $96.80 per Series D-2 convertible preferred share, $101.197 per Series D-3 convertible preferred share and $103.016 per Series D-4 convertible preferred share.

The Series D SPA provides that YEC shall be issued additional shares for no consideration on certain specified dates, beginning on April 1, 2014 and ending on September 1, 2014, if the following two events have not occurred as of such date: (i) receipt of FDA clearance to market ReWalk Personal in the United States and (ii) reimbursement by any German insurance provider of the full cost of at least one ReWalk Personal. An aggregate of 8,264 shares are issuable pursuant to the Series D SPA in connection with the failure to achieve both of these events (see also Note 14). The fair value of those warrants as of the issuance date and as of December 31, 2013 was immaterial.

Pursuant to the Series D SPA, the Company issued 1,377 convertible preferred D Shares to YEC on each of April 1, May 1 and June 1, 2014 (a total of 4,131 convertible preferred D shares). Following the issuance of these shares, during the year ended December 31, 2014, the Company recorded their fair value in the amount of $1,114 in its consolidated statement of operations under financial expenses, net.

The fair value of the Series D convertible preferred shares issued to YEC on each of these dates was determined by the board of directors of the Company considering, among others, third party valuations, and was classified as level 3 in the fair value hierarchy since some of the inputs used in the valuation were determined based on management's assumptions. The valuation of the Company was performed using a DCF model. The OPM method was then employed to allocate the enterprise value among the Company's various equity classes, deriving a fully marketable value per share for the preferred share. The expected share price volatility for the shares was determined by examining the historical volatilities of a group of the Company's industry peers as there is no trading history of the Company's shares. The risk-free interest rate was calculated using the average of the published interest rates for U.S. Treasury zero-coupon issues with maturities that approximate the expected term. The dividend yield assumption was zero as there is no history of dividend payments.

The following assumptions were used to estimate the fair value of the Series D convertible preferred shares issued to YEC on each of these dates: expected volatility- 70%; Risk-free rate- 0.1% and Dividend yield- 0%.

As of June 30, 2014, YEC agreed that both of the above events had been satisfied and as such commencing July 1, 2014 no convertible preferred D Shares will be issued to YEC.

On June 26, 2014, the Company entered into a Securities Purchase Agreement with Gabriel Capital Fund (US), L.P. and affiliated entities, and the other parties named therein (the “Series E SPA”). The transaction closed in July 2014. Pursuant to the Series E SPA, the Company issued an aggregate of 75,695 of its preferred E Shares and warrants to purchase an aggregate of 37,850 preferred E Shares (see Note 10d) to Gabriel and the other investors named in the Series E SPA for an aggregate purchase price in cash of $13.0 million. The preferred E Shares were issued at a price of $171.74 per share.

The Company's articles of association in effect prior to the IPO provided for antidilution protections to certain holders of convertible preferred shares based on the price to the public in the IPO. As a result, the conversion price of certain holders of convertible preferred shares was reduced, and the 75,695 Series E convertible preferred shares are convertible into 1,547,604 ordinary shares.

f.	Share option plans:

On March 30, 2012, the Company's board of directors adopted the ReWalk Robotics Ltd. 2012 Equity Incentive Plan.

On August 19, 2014, the Company's board of directors adopted the ReWalk Robotics Ltd. 2014 Incentive Compensation Plan (the "Plan"). The Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, cash-based awards, other stock-based awards and dividend equivalents to the Company's and its affiliates' respective employees, non-employee directors and consultants.

Starting in 2014, the Company granted to directors and the chief executive officer of the Company RSUs under this Plan. An RSU award is an agreement to issue shares of our common stock at the time the award is vested.

As of December 31, 2013 and 2014, the Company had reserved 220,536 and 25,056 shares of ordinary shares, respectively, available for issuance to employees, directors, officers and non-employees of the Company. The options generally vest over four years. Any option that is forfeited or canceled before expiration becomes available for future grants under the Plan.

A summary of employee share option and RSU activity during the years ended December 31, 2012, 2013 and 2014 is as follows:

	Year ended December 31, 2012
	Number	Average exercise price	Average remaining contractual life (years)	Aggregate intrinsic value (in thousands)
Options outstanding at the beginning of the year	106,866	$0.46	8.10	$155
Options granted	421,830	$1.32
Exercised	—
Forfeited	(9,000)	$1.32

Options outstanding at the end of the year	519,696	$1.14	8.91	$1,287

Vested and expected to vest	425,070	$1.10	8.81	$1,068

Options exercisable at the end of the year	97,938	$0.56	7.27	$299

	Year ended December 31, 2013
	Number	Average exercise price	Average remaining contractual life (years)	Aggregate intrinsic value (in thousands)
Options outstanding at the beginning of the year	519,696	$1.14	8.91	$1,287
Options granted	484,758	$1.47
Exercised	—
Forfeited	—

Options outstanding at the end of the year	1,004,454	$1.30	8.87	$4,527

Vested and expected to vest	905,778	$1.30	8.91	$4,086

Options exercisable at the end of the year	236,664	$0.93	7.35	$1,153

	Year ended December 31, 2014
	Number	Average exercise price	Average remaining contractual life (years)	Aggregate intrinsic value (in thousands)
Options outstanding at the beginning of the year	1,004,454	$1.30	8.87	$4,527
Options granted	270,561	$14.15
RSUs granted	78,351	$-
Exercised	(2,088)	$0.91
Forfeited	(432)	$1.32

Options/RSUs outstanding at the end of the year	1,350,846	$3.80	8.37	$20,373

Vested and expected to vest	1,252,040	$3.95	8.43	$18,696

Options/RSUs exercisable at the end of the year	427,826	$1.14	7.19	$7,589

The weighted average grant date fair values of options granted during the years ended December 31, 2012, 2013 and 2014 were $2.03, $4.74 and $11.00, respectively. The weighted average grant date fair values of RSUs granted during the year ended December 31, 2014 were $20.77.

The aggregate intrinsic value in the table above represents the total intrinsic value that would have been received by the option holders had all option holders exercised their options on the last date of the exercise period. No option was exercised during the years ended December 31, 2012 and 2013, total intrinsic value of options exercised for the year ended December 31, 2014 was $38. As of December 31, 2013 and 2014, there was $2,668 and $6,399 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the 2012 and 2014 Plan. This cost is expected to be recognized over a period of approximately 4 years.

The options outstanding as of December 31, 2012 have been separated into ranges of exercise price as follows:

Range of exercise price	Options outstanding as of December 31, 2012	Weighted average remaining contractual life (years)	Options exercisable as of December 31, 2012	Weighted average remaining contractual life (years)
—	43,182	5.97	36,306	5.78
$0.28	4,356	5.43	4,356	5.43
$0.82	59,328	8.04	43,236	8.04
$1.32	412,830	9.37	14,040	9.36

	519,696	8.91	97,938	7.27

The options outstanding as of December 31, 2013 have been separated into ranges of exercise price as follows:

Range of exercise price	Options outstanding as of December 31, 2013	Weighted average remaining contractual life (years)	Options exercisable as of December 31, 2013	Weighted average remaining contractual life (years)
—	43,182	4.97	43,182	4.97
$0.28	4,356	4.43	4,356	4.43
$0.82	59,328	7.04	58,086	7.04
$1.32	463,500	8.47	131,040	8.38
$1.48	434,088	9.99	—	—

	1,004,454	8.87	236,664	7.35

The options and RSUs outstanding as of December 31, 2014 have been separated into ranges of exercise price as follows:

Range of exercise price	Options outstanding as of December 31, 2014	Weighted average remaining contractual life (years) (1)	Options exercisable as of December 31, 2014	Weighted average remaining contractual life (years) (1)
—(including options and RSUs)	121,533	3.97	43,182	3.97
$0.28	4,356	3.43	4,356	3.43
$0.82	57,597	6.04	57,597	6.04
$1.32	462,705	7.47	234,096	7.45
$1.48	526,957	9.04	88,595	9.00
$20.77	177,699	9.96	—	—

	1,350,846	8.27	427,826	7.19

(1)	Calculation of weighted average remaining contractual term does not include the RSUs that were granted, which have an indefinite contractual term.

g.	Options issued to consultants:

The Company's outstanding options granted to non-employees as of December 31, 2013 were as follows:

Issuance date	Options for shares of ordinary share	Exercise price per share	Options exercisable	Exercisable through
	(number)		(number)
March 12, 2007	16,344	$—	16,344	March 12, 2017
May 10, 2012	4,500	$1.32	1,872	May 10, 2022

	20,844		18,216

The Company's outstanding options granted to non-employees as of December 31, 2014 were as follows:

Issuance date	Options for shares of ordinary share	Exercise price per share	Options exercisable	Exercisable through
	(number)		(number)
March 12, 2007	16,344	$—	16,344	March 12, 2017
May 10, 2012	4,500	$1.32	3,006	May 10, 2022

	20,844		18,774

h.	Share-based compensation expense for employees and non-employees:

The Company recognized non-cash share-based compensation expense in the consolidated statements of operations as follows:

	Year ended December 31
	2012	2013	2014
Cost of revenues	$4	$5	$33
Research and development, net	25	73	4,364
Sales and marketing, net	14	42	275
General and administrative	70	95	507

Total	$113	$215	$5,179

In May 2012, the Company granted its CEO options to purchase 82,728 ordinary shares at an exercise price of $1.32 per share. The options will vest immediately prior to and subject to the occurrence of (i) a merger of the Company into another corporation; (ii) the consummation of a merger, acquisition or sale of the securities of the Company; or (iii) an IPO of the Company's ordinary shares (“Exit Event”). The above options vesting are also contingent upon market conditions related to the consideration paid to the shareholders of the Company in an Exit Event. The fair value of the above options at the grant date was $165. Following the IPO in September 2014 the Company recorded the $165 compensation costs under general and administrative expenses.

In accordance with the Company's articles of association and the Third Amended and Restated Shareholders Agreement, immediately prior to and subject to the occurrence of (i) the consummation of a merger, acquisition or sale of the securities of the Company (“M&A Event”); or (ii) an IPO, the Company's founder and Chief Technology Officer has the right to receive (i) in case of an M&A Event, 6% of the total proceeds; or (ii) in case of an IPO, for no consideration, shares or immediately exercisable options with cashless exercise in an amount such that the value of his interests equals 6% of the Company's valuation. Prior to the IPO in September 2014, the Company recorded $4,134 compensation costs under research and development expenses in respect thereof.